                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): August 15, 2005

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

          0-29785                                       84-0605867
  (Commission File Number)                   (IRS Employer Identification No.)

           NO. 308 XUEFU ROAD, NANGANG DISTRICT, HARBIN, CHINA, 150086
          -----------------------------------------------------------
              (Address of principal executive offices and zip Code)

                                86-451-8666-6601
          -----------------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 15, 2005 American Oriental Bioengineering, Inc. (the "Company") issued a press release containing certain preliminary financial results for its second quarter ended June 30, 2005. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such financial results are unaudited and are subject to adjustment.

         The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

      Exhibit No.          Description
      -----------          -----------

         99.1 Press release dated August 15, 2005 announcing American Oriental Bioengineering, Inc.'s financial results for its second quarter ended June 30, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN ORIENTAL BIOENGINEERING INC.


                                    By: /s/ Shujun Liu
                                        ----------------------------------------
                                    Name:   Shujun Liu
                                    Title:  Chairman and Chief Executive Officer

         Dated: August 16, 2005

                                  EXHIBIT INDEX


       Exhibit No.         Description
       -----------         -----------

          99.1 Press release dated August 15, 2005 announcing American Oriental Bioengineering, Inc.'s financial results for its second quarter ended June 30, 2005.